Exhibit 99.1 Investor Overview NASDAQ : BIOL JUNE 2022

Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives.

SECTION ONE Who We Are

Who We Are BIOLASE is the worldwide leader in dental lasers. With thousands of dental lasers in use worldwide, millions of patients have experienced the benefits of laser dentistry, such as less aerosols, gentler procedures and comfortable healing.

There is a Better Way Click to Play

BIOLASE at a Glance Broad Range Complete Line 43K+ Laser of Applications of Products Systems Sold Dental lasers perform a broad For general dentists In 80 countries to date range of cosmetic, restorative and specialists and surgical applications Large IP Portfolio Massive Market Growth Experienced 301 issued and Only 7% to 8% of U.S. Dental Practices Management Team 32 pending patents incorporate all tissue lasers Transitioned the company from — — R&D focus to commercialization $30M in value Every additional 1% = $50M in new revenue

Full-Spectrum of Laser Systems and Consumables

— 301 Issued + 32 Pending Patents —

ALL TISSUE LASER SOLUTIONS

Waterlase iPlus™

- Best selling All-Tissue dental laser—80 FDA cleared indications
- Replaces scalpel for minimally invasive, minimally bleeding microsurgery for soft tissues
- Replaces drill with substantial reduced need for anesthesia for teeth & bone



Waterlase Express™

- Smallest, easiest most cost-effective Waterlase
- Vivid HD tablet user interface
- Exclusive procedural animations
- Rich on-board reference library and Customer Care Button



TIPS & ACCESSORIES



SOFT TISSUE LASER SOLUTIONS



Epic X™

- Surgery, fast tooth whitening and pain therapy in one device
- Ultra portable for multiple-operatory use



Epic H™

- Designed by hygienists, for hygienists
- FDA cleared for laser bacterial reduction (“LBR”)



Epic Pro™

- Powerful and capable diode dental laser ever
- Best in class speed, comfort, and precision cutting
- Leverages IPG Medical technology

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SECTION TWO The Time is Now

Lasers are Widely Used in Medicine

With Only 7% to 8% Penetration, Laser Dentistry is the Next Growth Market for Lasers in Medicine

- Minimally invasive
- Less bleeding/trauma
- Faster healing
- Enhanced precision
- More patient-friendly experience



OPHTHAMOLOGY (LASIK)
EAR, NOSE & THROAT
DERMITOLOGY
PULMINOLOGY
GASTROENTEROLOGY
ORTHOPEDIC
UROLOGY

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Global Leader in Dental Lasers Which company/product listed below do you think of when you hear the term “GLOBAL LEADER IN DENTAL LASERS”? ANSWERED: 82 SKIPPED: 0 Biolase / Waterlase™ Convergent Dental / Solea® Fotona / Lightwalker™ Light Instraments / [XXX] Millennium / PerioLase® I am not familiar with [dental lasers]. 0% 20% 40% 60% 80% 100%

A Significant Growth Opportunity

60M People in the U.S. Alone Have Gum Disease & Increased Health Risk Due to the Connection Between Oral and Systemic Health

Under-diagnosed, Under-Treated, Under-managed

Peri-Implantitis

Less Frequent Dentist Visits


85%
OF AMERICAN ADULTS SUFFER FROM
GUM DISEASE
47.2%
Have periodontitis
THAT'S
64.7
Million
Adults 30 years and older
8.7%
Mild Periodontitis
30%
Moderate Periodontitis
8.5%
Severe Periodontitis

3.0 M+
implants placed in the U.S. in 2019 with a **6% increase** each year

Over 1/3
of patients experience peri-implantitis over 3.5-year period
(Clin Oral Impl Res. 2019)

500,000+
implants per year in USA need attention for peri-implantitis and that number continues to grow

Waterlase lasers
are highly effective, safe solution to preserving sick implants


> 60% of the U.S. population avoids going to the dentist because of "dental anxiety or fear"
(DentaVox survey of 18,000 people VW)

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BIOLASE Opportunity

Targeted Growth Strategy to Further Penetrate the U.S. Market

DSOs (Corporate Dentistry)

1,300 DSOs (approx. 9,000 U.S. offices)

If only **10% of DSOs** adopted our lasers it would
= $54M in revenue

PERIODONTICS (Gum Disease)

~5K Periodontists

If an additional **20% of Perios** adopted our lasers it would
= $50M in revenue

ENDODONTICS (Root Canals)

~5K Endodontists

If an additional **10% of Endos** adopted our lasers it would
= $50M in revenue

PEDIATRICS

~7K Pediatric Dentists

If an additional **5% of Ped Dentists** adopted our lasers it would
= $20M in revenue

HYGIENE

200K Hygienists (35% Market Adoption)

If an additional **5% of Hygienists** adopted our lasers it would
= $70M in revenue

GENERAL PRACTICE

~150K GPs

If an additional **5% of GPs** adopted our lasers it would
= $225M in revenue

Current U.S. All Tissue Laser Market Penetration

< 8%

Every 1% increase in adoption in the U.S. = $50M+ in revenue for BIOLASE

NOTE: Revenue projections do not include follow on consumable sales

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SECTION THREE A New Standard of Care

Research Supports New Standard of Care in Perio New Standard of Care Two recent studies support Protocols for Perio Excellence use of BIOLASE laser o The minimally invasive Waterlase o The findings of these two new REPAIR™ protocols achieve superior studies confirm that BIOLASE’s patient reported outcomes (less pain, Waterlase technology can be a swelling, bruising) and faster more viable treatment option for NEW RESEARCH! procedure times —with equivalent dental implant patients suffering clinical results to the latest open flap from perio-implantitis techniques. (Nevins and Kim/Chen Studies, June 2021) o Results supported by landmark, first- of-its-kind studies designed to meet the stringent AAP Best Evidence Consensus standard (McGuire Study, July 2020)

Periodontal Disease is a Significant Health Threat

Laser technology has proven to be successful in destroying the harmful bacteria causing periodontitis, as well as restoring weakened and lost bone around the roots of the teeth

- According to the Center of Disease Control ("CDC"), **periodontal disease and tooth decay are the two biggest threats to dental health**
- Research from the Journal of Psychiatric Research **demonstrated an association between chronic gingivitis and subsequent depression**
- Research revealed **COVID-19 was found to be associated with periodontitis**, as both conditions share an inflammatory and infectious nature
- European Journal of Dentistry published a peer-reviewed paper suggesting that the existence of **periodontal disease can be a contributing factor in severe COVID-19 infection**
- Research demonstrated that **patients with alveolar bone loss (a hallmark of periodontitis progression) were 5.6 times more likely to be admitted to the intensive care** unit or die from COVID-19 than patients with normal amounts of bone

Waterlase has the flexibility to treat infections like peri-implantitis and treat periodontal disease. **Waterlase** helps to disinfect the gum pocket so there is less concern about infection and can even reinitiate the reattachment of the tooth to the gums. Minimally invasive **Waterlase protocols achieve superior patient reported outcomes** (less swelling, bruising, and bleeding) and faster procedure times.

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Creating New Revenue Streams for GPs

Minimally Invasive Perio Protocols

Gingivitis / Early Periodontitis

HYGIENIST

- Effectively manage non-surgical periodontitis
- Proven clinical protocols, including **Pocket Therapy** and **Perio Debridement**
- Step-by-step training & guidebooks for easy integration

REVENUE GROWTH ↑ **$15-$40K+** / yr.

Epic Hygiene



Moderate Periodontitis/Implantitis

DENTIST

- Easily manage moderate periodontitis & implantitis
- Minimally invasive, patient-friendly protocols
- Excellent clinical results & patient – reported outcomes

REVENUE GROWTH ↑ **$32-$64K+** / yr.

Waterlase Laser Dentistry



Severe Periodontitis/Implantitis

PERIODONTIST

- Manage severe, difficult and complex cases

Refer Out

Waterlase Laser Dentistry



BIOLASE

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Waterlase Benefits Create a Better Root Canal

Creating a New Standard of Care in Endodontics

FEATURE	Waterlase	
Ease of Procedure	✓	Wide range of case use with open pulp chamber or apical approach. Only 30 sec. to complete— 7.5min x 8 patients = **Save an hour per day!**
Holistic Dentistry	✓	Laser light energy has unique degranulation effect without reliance on harsh chemicals
Apicoectomy	✓	Minimally invasive soft and hard tissue microsurgery for access and to remove granulation tissue
Apical Third	✓	Radial firing tips safely reach the apex without risk of penetrating
Prosthetic Removal	✓	Quickly and easily removes ceramic/porcelain crowns and veneers
Consumables	✓	Inexpensive disposable tips
FDA Clearances	✓	**80+**

EDGEPRO®

OEM Agreement with Edge Endo

Provides reach and relationships into 75% endodontists in the U.S., furthering our goal of making Waterlase technology the standard of care in endodontics.



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Waterlase Provides Increased Safety For Dentists & Their Patients DENTAL WATERLASE DRILL DENTISTRY Waterlase uses High risk of cross 50 8 contamination in the dental office due to ml/min. ml/min. 80% aerosol production Less water than traditional handpieces

SECTION FOUR Growth Strategy

Executing Our Growth Strategy Focused on Education & Training Waterlase Exclusive Trial Increased messaging, Specialist Academies Program (WETP) for marketing, education Expand Awareness General Practitioners & training efforts are bearing fruit 35-40 4-8 planned dentist participants 81% events for at each event of U.S. Waterlase sales in Q1 ‘22 2022 generated from new customers 65% > 50% $5-10M close rate revenue opportunity coming from annually dental specialists in Q1 ‘22

Increased Marketing & Sales Efforts Biggest Improvement in the Company Over the Past Couple of Years 239 476 events events + increased attendance per event JAN DEC JAN DEC Pre-Pandemic Projected 2022 2019

Key Influencers Earned Channels Peers Less control KOLs / (Friends & DSOs Can be difficult to execute Podium Competition) High-quality reach Associations “Main Stage” Sustaining / Guidelines Payors Study Clubs (Peer-Review Critical in novel therapies / new tech adoption Studies) Staff & Patients Institutions Advertising Trade Shows / Paid & Owned Channels PR / Trades rd 3 Party / Higher control KOLs “Paid” Speed to market Lower quality touch and can be expensive to sustain BIOLASE BIOLASE Higher emphasis in established, Events / Reps, Web, easy to “switch” categories Education Social, etc.

BIOLASE Partnership Program (BPP) First 6 Months Immediate BIOLASE = In-office Training = Customer Cash in Hand Compelling No travel, no need to Revenue Reasons to See spend time away from Puts money in the the office, staff can Their Dentist customers pocket now Enables customers participate to generate revenue As offices open, it is without any cash Facilitates true critical to get patients to outflow for first integration throughout come back right away 6 months the office Includes ongoing personal coaching

SECTION FIVE Financials

Financial Overview Operating Results Financial Position 3 months ended March 31, 2022 As of March 31, 2022 $10.2M 25% 47% $22M $15M $5M Revenue YoY Revenue Gross Margin Cash & Cash Inventory Receivables Growth Equivalents ($3.9M) $55M 50% $13.7M $31M >2yrs Adjusted EBITDA Annual Revenue Annual Gross Margin Non-current Term Working Cash Burn Target for Positive Target for Positive Loans, net of Discount Capital Adjusted EBITDA Adjusted EBITDA

1Q22 Financial Results (ended March 31, 2022) Net revenue grew 25% to $10.2 million: U.S. and international revenue increased 34% and 10%, respectively, as more dental practices 81% of U.S. laser sales came from were operating during the first quarter of 2022 new customers, continuing a positive trend compared to the year-ago first quarter due to the COVID-19 pandemic Approximately 65% of U.S. Waterlase sales came from dental specialists Gross margin was 47%, up 12,700 basis points, due to the higher year-over-year revenue and Laser system sales increased 43% in the U.S. higher average selling prices for products sold and 15% internationally year over year during the quarter, as well as favorable absorption Consumables and other revenue of fixed expenses increased 35% and remained consistent Maintained strong balance sheet, as cash and internationally year over year cash equivalents totaled $22 million at quarter end

Key Takeaways Industry and Market Increased Marketing, Recent Independent Large Market Opportunity as Lasers Leading Product Line Education and Research Supporting of Dental Lasers and Training are Driving Adoption of Laser Become a New Disposables Increased Sales Dentistry Standard of Care BIOLASE Lasers Sales Up Significantly Strong Solid Issued and Provide Increased Year Over Year and Balance Sheet Pending IP Safety for Dentists from Pre-Pandemic Portfolio and Their Patients Levels

biolase.com ir@biolase.com NASDAQ : BIOL JUNE 2022